EXHIBIT 10.1

                              FORBEARANCE AGREEMENT

         This Forbearance Agreement (the "Agreement") is entered into as of this
                                          ---------
30th day of March, 2009 by and among Ronson Corporation, a New Jersey Corporation ("Parent"), Ronson Consumer Products Corporation, a New Jersey
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corporation  ("RCPC"),  Ronson Aviation,  Inc., a New Jersey Corporation ("RAI")
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and Ronson Corporation of Canada Ltd., an Ontario corporation  ("Ronson Canada")
                                                                 -------------
(RCPC and RAI are  collectively  and  individually  referred to as the "Domestic
                                                                        --------
Borrower" or "Domestic  Borrowers";  the Domestic Borrower and Ronson Canada are
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collectively and individually referred to as the "Borrower" or "Borrowers",  and
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the Borrowers,  together with Parent are collectively and individually  referred to as the "Obligors")  and WELLS FARGO BANK,  NATIONAL  ASSOCIATION  ("Lender"),
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acting through its Wells Fargo Business Credit operating division.

                                    RECITALS:

         Borrowers and Lender are parties to a certain Credit and Security Agreement dated as of May 30, 2008 (as same may be amended, modified, supplemented or restated from time to time, the "Credit Agreement"), relating to
                                                 ----------------
financing by Lender to Borrowers (capitalized terms used but not specifically defined herein shall have the meanings provided for such terms in the Credit Agreement).

         Parent has guaranteed payment and performance of the Indebtedness of Borrowers to Lender, pursuant to a certain Guaranty Agreement dated May 30, 2008 (the "Guaranty").
      --------

         The following Events of Default have occurred and are continuing under the Credit Agreement (the "Existing Events of Default"):
                           --------------------------

         (a) Borrowers breached the terms of that certain Post-Closing Agreement dated as of May 30, 2008, by and among Borrowers and Lender by failing to deliver all open items as required therein;

         (b) Borrowers failed to maintain Tangible Net Worth as of September 30, 2008 of not less than <$1,500,000>, as required by Section 6.2(a) of the Credit Agreement;

         (c) Borrowers failed to achieve Net Income as of September 30, 2008 of not less than <$437,000>, as required by Section 6.2(b) of the Credit Agreement;

         (d) Borrowers failed to achieve Net Cash Flow as of September 30, 2008 of not less than <$280,000>, as required by Section 6.2(c) of the Credit Agreement;

         (e) Borrowers failed to deliver their quarterly financial statements for the fiscal quarter ending December 31, 2008, within 45 days of the end of such fiscal quarter as required by Section 6.1(b) of the Credit Agreement;

         (f) Borrowers failed to deliver their monthly financial statements for the month ending December 31, 2008 and January 31, 2009 within 30 days of the end of such months as required by Section 6.1(c) of the Credit Agreement;

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         (g) Obligors provided  inaccurate exhibits to each of the Trademark and
Patent Security Agreements and an inaccurate Schedule 5.11 to the Credit Agreement; and

         (h) Any other Event of Default consisting of a cross-default arising under other indebtedness of the Obligors resulting from any Existing Event of Default.

         Lender has recently been advised that Parent and the stockholders of Parent are actively pursuing either a sale of all of the capital stock of RAI or of all or substantially all of the assets of RAI or financing to be provided by another lender (each a "Liquidity Transaction"), in either case in an amount
                          ----------------------
sufficient to enable the Obligors to fully pay and satisfy the Indebtedness. As a result, Obligors have requested that Lender forbear from exercising its rights and remedies under the Loan Documents as a result of the Existing Events of Default and amend certain terms of the Credit Agreement.

         Lender has reviewed this request and, in an effort to continue to work with the Obligors, Lender has agreed to forbear from exercising certain of its rights and remedies and to amend certain terms of the Credit Agreement as set forth herein.

         NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Acknowledgments of Obligors. Obligors acknowledge and agree that:
            ---------------------------

         (a) The recital of facts set forth in this Agreement is true and correct in all material respects.

         (b) Lender has a valid and perfected security interest in and to the Collateral.

         (c) The Existing Events of Default have occurred and are continuing.

         (d) Lender's rights and remedies contained in the Loan Documents, including without limitation the right to charge and collect interest at the Default Rate pursuant to Section 2.8(b) of the Credit Agreement, effective as of July 1, 2008, have vested.

         (e) Lender's agreement to forbear as provided in this Agreement shall not invalidate, impair, negate, or otherwise affect Lender's ability to exercise its rights and remedies under the Loan Documents and otherwise.

         2. Forbearance.
            -----------

         (a) In consideration for, and subject to, compliance by the Obligors with the terms and conditions of this Agreement, Lender hereby agrees to forbear from exercising its rights and remedies under the Loan Documents (except as set forth in Paragraph 7 below) and applicable law as a result of the occurrence of the Existing Events of Default until the occurrence of a Termination Event (as such term is defined below). This forbearance is given as a one time accommodation by Lender to the Obligors and nothing contained herein shall require Lender to waive any Default or Event of Default or forbear from exercising any of its rights or remedies

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with respect to the occurrence of any other Default or Event of Default existing on the effective date of this Agreement or occurring after the effective date of this Agreement.

         (b) For purposes of this  Agreement,  a "Termination  Event" shall mean
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the  earliest  to occur of (i) four  weeks  from the  Accommodation  Overadvance
Funding Date, (ii) April 24, 2009, and (iii) any one or more of the following:

                  (A)      the failure of the Obligors to comply with the terms,
                           covenants,   agreements   and   conditions   of  this
                           Agreement;

                  (B) any representation or warranty made herein shall be incorrect in any material respect;

                  (C) the occurrence of any Event of Default under the Credit Agreement, other than (i) the Existing Events of Default or (ii) breach by Obligors of their obligation pursuant to Section 6.1(a) of the Credit Agreement to deliver audited year end annual financial statements for the fiscal year ending December 31, 2008 within 90 days of the end of such fiscal year;

                  (D) Obligors shall fail to employ a CRO (as defined below) throughout the Forbearance Period;

                  (E)      in the Lender's discretion, it determines that Parent
                           is  no   longer   actively   pursuing   a   Liquidity
                           Transaction;

                  (F) Obligors shall fail to deliver their quarterly financial statements for the fiscal quarter ending December 31, 2008 required by Section 6.1(b) of the Credit Agreement on or before April 1, 2009;

                  (G)      Obligors   shall  fail  to  deliver   their   monthly
                           financial statements for the months ending January 31, 2009 and February 28, 2009, as required by
                           Section 6.1(c) of the Credit Agreement, on or before April 15, 2009; and

                  (H) Any Person, other than Lender, shall exercise its rights and remedies against the Obligors as a result of defaults or events of defaults arising under any agreement between Obligors and such Person due to cross-defaults arising from the Existing Events of Default.

         (c) Upon the occurrence of a Termination Event, Lender's agreement to forbear from exercising its rights and remedies under the Loan Documents and applicable law shall automatically terminate, with or without notice to the Obligors.

         (d) Nothing in this paragraph 2 shall be deemed a waiver by Lender of the Existing Events of Default or of future compliance by the Obligors with the covenants set forth above or otherwise set forth in the Loan Documents.

         (e) This Agreement is written without prejudice as to the rights of Lender to pursue any and all remedies available to Lender pursuant to the Loan Documents, at law and in equity, upon the occurrence of a Termination Event. This Agreement shall not constitute a waiver or

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modification  of any of Lender's  rights and  remedies,  the Existing  Events of
Default, any other Default or Event of Default under the Loan Documents, or any of the terms, conditions, warranties, representations or covenants contained in the Loan Documents.

         3. Conditions. Lender's agreement to forbear from exercising its rights
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and remedies pursuant to this Agreement is conditioned upon:

         (a) execution and delivery by the Obligors and Lender of this Agreement;

         (b) Obligors' agreement to cooperate with Hilco Appraisal Services, LLC in its efforts to cause an updated appraisal of Borrowers' Inventory to be delivered to Lender on or before March 25, 2009, which appraisal shall be acceptable to Lender in form and substance;

         (c) execution and delivery by the Obligors of Amended and Restated Patent and Trademark Security Agreements, in form and substance acceptable to Lender;

         (d) execution and delivery by Parent of an Amended and Restated Security Agreement, in form and substance acceptable to Lender;

         (e) receipt by Lender of evidence that Obligors have engaged a Chief Restructuring Officer ("CRO"), on terms and conditions set forth below; and

         (f) such other matters as Lender may require.

         4.  Chief  Restructuring  Officer.  Obligors  shall  deliver  to Lender
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evidence  establishing  that the  Obligors  have  engaged a Chief  Restructuring
Officer ("CRO"), including, without limitation, copies of any engagement letter executed by the Obligors with a CRO and a certified copy of the resolutions of the Board of Directors of the Obligors approving the engagement of a CRO, all of which shall be in form and substance acceptable to Lender. The CRO shall be selected by Obligors and acceptable to Lender. At all times during the term of this Agreement, Obligors will continue to employ the CRO with such duties and responsibilities as shall be approved by the Board of Directors of the Obligors and acceptable to the Lender. Obligors consent to Lender having access to the CRO and Obligors hereby agree and consent to Lender meeting with the CRO without Obligors present and Obligors hereby release and agree to hold the CRO and Lender harmless from any information or discussions held between the CRO and Lender.

         5. Forbearance Fee. In  consideration  for Lender's  agreement to enter
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into this Agreement, Obligors shall pay to Lender a forbearance fee in an amount equal to Four Hundred Fifty Thousand Dollars ($450,000), which shall be fully earned and non-refundable upon execution and delivery of this Agreement, shall be included as part of the Indebtedness of Obligors to Lender under the Credit Agreement and shall be charged as a Revolving Advance under the Credit Agreement upon the earlier of (a) the occurrence of a Termination Event or (b) payment of the Indebtedness.

         6. Amendments to Credit and Security Agreement.

         (a) Section 1.1 of the Credit Agreement shall be amended by adding or amending, as the case may be, the following definitions:

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                  "Accommodation Overadvance" is defined in Section 2.1.1

                  "Accommodation Overadvance Funding Date" shall mean the date the Forbearance Agreement is executed.

                  "Accommodation Overadvance Limit" means up to $500,000 from the Accommodation Overadvance Funding Date through the occurrence of a Termination Event (as such term is defined in the Forbearance Agreement).

                  "Accounts Advance Rate" means up to eighty-five percent (85%), or such lesser rate as the Lender in its sole discretion may deem appropriate from time to time; provided that, as of any date of determination, the Accounts Advance Rate shall be reduced by one (1) percentage point for each percentage by which Dilution is in excess of five percent (5.0%).

                  "Domestic Borrower Borrowing Base" means at any time the lesser of:

         (b) The Maximum Line Amount (less Advances made to or for the benefit of Ronson Canada under this Agreement); or

         (c) Subject to change from time to time in the Lender's sole discretion, the sum of:

                  (i) The product of the Accounts Advance Rate times Eligible Accounts owned by the Domestic Borrowers, plus

                  (ii) The lesser of (A) sixty percent (60%), or such lesser rate as the Lender in its sole discretion may deem appropriate from time to time, of Eligible Inventory owned by the Domestic Borrowers, (b) eighty-five percent (85%), or such lesser rate as the Lender in its sole discretion may deem appropriate from time to time, of the Net Orderly Liquidation Value of Eligible Inventory owned by the Domestic Borrowers, or (C) $700,000 less Advances made to or for the benefit of Ronson Canada against Eligible Inventory owned by Ronson Canada, less

                  (iii) The L/C Amount (less the Ronson Canada L/C Amount), less

                  (iv)     The Domestic Borrowing Base Reserve, less

                  (v) Indebtedness that the Domestic Borrowers owe to the Lender that has not yet been advanced on the Revolving Note, and an amount that the Lender in its reasonable discretion finds on the date of determination to be equal to the Lender's net credit exposure with respect to any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement extended to the Domestic Borrowers by the Lender that is not described in Article II of this Agreement and any indebtedness owed by the Domestic Borrowers to Wells Fargo Merchant Services, L.L.C.

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

                  "Floating Rate" means with respect to (i) Revolving Advances evidenced by the Revolving Note (other than the Accommodation Overadvance), an annual interest rate equal to the sum of the Prime Rate plus one-half of one percent (0.50%), (ii) with respect to the Accommodation Overadvance, an annual interest rate equal to the sum of the Prime Rate plus eight percent (8.00%), (iii) with respect to Equipment Term Advances evidenced by the Equipment Term Note, the Prime Rate plus three-quarters of one percent (0.75%) and (iv) with respect to Real Estate Term Advances evidenced by the Real Estate Term Note, the Prime Rate plus one percent (1.00%).

                  "Forbearance Agreement" shall mean that certain Forbearance Agreement executed by and among Obligors and Lender and dated as of March 30, 2009.

                  "Maximum Line Amount" means $2,000,000, unless this amount is reduced pursuant to Section 2.12, in which event it means such lower amount.

         (d) Section 2.1 of the Credit Agreement is amended by adding the following new Section 2.1.1 which shall provide as follows:

                           2.1.1  Accommodation   Overadvance.   Notwithstanding
                                  ---------------------------
                  anything contained in Section 2.1 or otherwise in this Agreement to the contrary, the Lender agrees, subject to the terms and conditions of this Agreement, to make Revolving Advances to the Domestic Borrowers in amounts which may cause the outstanding balance of the aggregate Revolving Advances to exceed the Availability or which may cause the outstanding balance of Revolving Advances to exceed the Borrowing Base (any such excess Revolving Advances are herein referred to collectively as "Accommodation Overadvances"); provided that the aggregate of any such Accommodation Overadvances outstanding at any one time shall not exceed the Accommodation Overadvance Limit. All Accommodation Overadvances shall constitute Revolving Advances and in no event shall the total of Revolving Advances exceed the Maximum Line Amount. The Accommodation Overadvance shall be exempt from the provisions of Section 2.13(a) of this Agreement.

         (e) Section 3.1 of the Credit Agreement shall be amended in restated in its entirety to provide as follows:

                  The Borrower hereby pledges, assigns and grants to the Lender, for the benefit of itself and as agent for Wells Fargo Merchant Services, L.L.C., a lien and security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of:
                  (a) all present and future Indebtedness of the Borrower to the Lender; (b) all obligations of the Borrower and rights of the Lender under this Agreement; and (c) all present and future obligations of the Borrower to the Lender of other kinds. Upon request by the Lender, the Borrower will grant to the Lender, for the benefit of itself and as agent for Wells Fargo Merchant Services, L.L.C., a security interest in all commercial tort claims that the Borrower may have against any Person. Notwithstanding any provision to the contrary contained in this Agreement, (a) the Security Interest granted by Parent in its interest in Ronson Canada shall be

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

                  limited as provided in the Security Agreement by Parent in favor of Lender and (b) the Security Interest granted by Ronson Canada hereunder (including, without limitation, the rights under Section 3.3 hereof) shall secure the Ronson Canada Indebtedness only. This Section 3.1, as amended by the Forbearance Agreement, is not intended to create a new relationship between Lender and Borrower, but rather to restate and supplement the terms, conditions, and provisions of an existing relationship and shall be deemed to ratify the existing Security Interest of Lender in the Collateral to the extent such Security Interest existed prior to the date hereof, and to create a Security Interest to the extent that no Security Interest therein existed in favor of Lender.

         (f) Section 7.3 of the Credit Agreement shall be amended and restated in its entirety to provide as follows:

                  Section 7.3      Reserved.
                  -----------

         (g) In addition to all reporting requirements otherwise set forth in the Credit Agreement, Borrower shall deliver, or cause to be delivered, to Lender the following on the second Business Day of each calendar week or more frequently if Lender shall request:

                  (i) A report detailing the actual cash receipts and cash disbursements of Borrowers for the immediately preceding calendar week and the deviation from the cash receipts and cash disbursements as shown on the Cash-Flow Forecast for such period, which report shall be certified by the CRO as being true and correct;

                  (ii) A written summary approved and/or prepared by the CRO, in form and substance acceptable to the Lender, as to the progress in connection with the planned sale of stock or assets of RAI or refinancing as described in this Agreement;

                  (iii)    Weekly perpetual Inventory reports;

                  (iv) Written updates approved and/or prepared by the CRO on the RAI sale efforts, including, but not limited to, copies of all correspondence, whether in hardcopy or electronic format, a log of contacts with potential buyers, copies of all letters of interest, letters of intent and asset purchase agreements received by Borrowers, summaries of any significant discussions with potential buyers, time lines for potential sales, copies of any and all proxy materials Borrowers are required to disseminate to shareholders of Parent or file with the Securities Exchange Commission in connection with a sale of RAI, and such additional information as Lender may request.

         (h) Notwithstanding anything contained in the Credit Agreement to the contrary, Lender hereby agrees that it will, as a one time accommodation to Obligors, extend Obligors' time to deliver the monthly financial statements required by Section 6.1(c) of the Credit Agreement for the month ending February 28, 2009 to April 15, 2009.

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

         7.  Default   Interest.   Obligors   acknowledge  and  agree  that  the
             ------------------
outstanding principal balance of all Revolving Advances (other than the Accommodation Overadvance, which shall accrue interest at the applicable non-default Floating Rate until the occurrence of a Termination Event) and Term Advances shall continue to accrue interest at the Default Rate.

         8.  Payment of Term  Advances.  Notwithstanding  anything  contained in
             -------------------------
Section 2.6 or Section 2.7 of the Credit Agreement to the contrary, monthly payments of principal under the Equipment Term Note and the Real Estate Term Note shall be deferred until the occurrence of a Termination Event.

         9. Inventory  Advance  Rate/Appraisal.  Obligors  acknowledge and agree
            ----------------------------------
that (a) as of the date of this Agreement Lender shall reduce the Eligible Inventory advance rate by two percent (2%) until such time as Lender has received an updated appraisal of Borrowers' Inventory and (b) Lender shall, based upon the results of such appraisal, adjust the Eligible Inventory advance rates in an amount not to exceed eighty-five percent (85%) of the Net Orderly Liquidation Value of Eligible Inventory of the Domestic Borrowers.

         10. Cash Flow Forecast.  Obligors have provided Lender with a cash flow
             ------------------
forecast, including a detailed summary of all projected cash receipts and cash disbursements (the "Cash-Flow Forecast") for the 13-week period ending June 12, 2009, a copy of which has been previously delivered to Lender. Obligors represent and warrant that such Cash-Flow Forecast has been reviewed and approved by Getzler Henrich & Associates LLC, and represents a reasonable estimate of the future cash flow needs of the Borrowers for the period presented. Obligors further agree that Lender shall only be obligated to fund the Accommodation Overadvance in accordance with the Cash-Flow Forecast.

         11.  Permitted  Liens  and   Indebtedness.   Notwithstanding   anything
              ------------------------------------
contained in the Credit Agreement to the contrary, Lender hereby acknowledges and agrees that the liens granted, or to be granted, by Obligors to Getzler Henrich & Associates LLC in connection with those certain engagement letters dated January 6, 2009 and March 30, 2009 by and between Getzler Henrich & Associates LLC and Obligors (collectively, the "Engagement Letters"), and the indebtedness to be incurred by the Obligors and payable to Getzler Henrich & Associates LLC in the amounts set forth in the Engagement Letters, shall not constitute breaches of Sections 6.3 or 6.4 of the Credit Agreement.

         12. Sums Secured;  Estoppel. The Obligors acknowledge and reaffirm that
             -----------------------
their obligations to Lender as set forth in and evidenced by the Loan Documents are due and owing without any defenses, set-offs, recoupments, claims or counterclaims of any kind as of the date hereof. To the extent that any defenses, set-offs, recoupments, claims or counterclaims may exist as of the date hereof, the Obligors waive and release Lender from the same.

         13.  Waiver and Release of Claims and  Defenses.  The  Obligors  hereby
              ------------------------------------------
waive and release all claims and demands of any nature whatsoever that they now have or may have against Lender, whether arising under the Loan Documents or by any acts or omissions of Lender, or any of its directors, officers, employees, affiliates, attorneys or agents, or otherwise, and whether known or unknown, existing as of the date of the execution of this Agreement, and further waive and release any and all defenses of any nature whatsoever to the payment of the Obligations or the performance of their obligations under Loan Documents.

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

         14.  Reaffirmation  of Loan Documents.  The Obligors hereby agree with,
              --------------------------------
reaffirm and acknowledge their representations and warranties contained in the Loan Documents. Furthermore, the Obligors represent that their representations and warranties contained in the Loan Documents continue to be true and in full force and effect. This agreement, reaffirmation and acknowledgment is given to Lender by the Obligors without defenses, claims or counterclaims of any kind. To the extent that any such defenses, claims or counterclaims against Lender may exist, the Obligors waive and release Lender from same.

         15.  Ratification  and  Reaffirmation  of Loan Documents.  The Obligors
              ---------------------------------------------------
ratify and reaffirm all terms, covenants, conditions and agreements contained in the Loan Documents.

         16.  No  Preferential  Treatment.  No  Obligor  has  entered  into this
              ---------------------------
Agreement to provide any preferential treatment to Lender or any other creditor. No Obligor intends to file for protection or seek relief under the United States Bankruptcy Code or any similar federal or state law providing for the relief of debtors.

         17. Legal  Representation.  Each of the parties hereto acknowledge that
             ---------------------
they have been represented by independent legal counsel in connection with the execution of this Agreement, that they are fully aware of the terms and conditions contained herein, and that they have entered into and executed the within Agreement as a voluntary action and without coercion or duress of any kind.

         18. Partial  Invalidity;  No  Repudiation.  If any of the provisions of
             -------------------------------------
this Agreement shall contravene or be held invalid under the laws of any jurisdiction, this Agreement shall be construed as if not containing such provisions and the rights, remedies, warranties, representations, covenants, and provisions hereof shall be construed and enforced accordingly in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction, or any other provisions of this Agreement in any jurisdiction.

         19. Binding  Effect.  This Agreement is binding upon the parties hereto
             ---------------
and their respective heirs, administrators, executors, officers, directors, representatives and agents.

         20.  Governing Law. This Agreement shall be governed by the laws of the
              -------------
State of New York.

         21. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVE THE RIGHT TO
             --------------------
A TRIAL BY JURY, AS TO ANY ACTION WHICH MAY ARISE AS A RESULT OF THE LOAN DOCUMENTS, THIS AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH.

         22. Counterparts.  This Agreement and/or any documentation contemplated
             ------------
or required in connection herewith may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be considered one and the same document. Delivery of an executed counterpart of a signature page of this document by facsimile shall be effective as delivery of a manually executed counterpart of this document.

                            [Signature page follows]


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


         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, do hereby execute this Agreement the date and year first above written.


RONSON CORPORATION


By:   s/LOUIS V. ARONSON II
      -------------------------------
      Name: Louis V. Aronson II
      Title: President and C.E.O.
RONSON CONSUMER PRODUCTS CORPORATION


By:   s/LOUIS V. ARONSON II
      -------------------------------
      Name: Louis V. Aronson II
      Title: President and C.E.O.
RONSON AVIATION, INC.


By:   s/LOUIS V. ARONSON II
      -------------------------------
      Name: Louis V. Aronson II
      Title: President and C.E.O.
RONSON CORPORATION OF CANADA LTD.


By:   s/LOUIS V. ARONSON II
      -------------------------------
      Name: Louis V. Aronson II
      Title: President and C.E.O.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION


                                          By: s/PETER GANNON - V.P.
                                              ----------------------------------
                                                   Peter Gannon, Vice President



                                       10